Exhibit 10.3

Revocation of Authority of Attorney-In-Fact

WHEREAS, American Physicians Insurance Exchange ("APIE") and APS Facilities Management, Inc. ("APS FMI"), as successor to American Physicians Service Corporation, n/k/a American Physicians Service Group, Inc. ("APSG"), are parties to that certain Management Agreement of Attorney-in-Fact for American Physicians Insurance Exchange, as amended from time to time (the "Attorney-in-Fact Agreement"); and

WHEREAS, the Board of Directors, the Subscribers of APIE and the Texas Department of Insurance have approved a Plan of Conversion dated June 1, 2006, as amended, pursuant to which APIE will convert to a Texas stock insurance company to be known as American Physicans Insurance Company ("APIC"); and

WHEREAS, upon conversion of APIE to a Texas stock insurance company pursuant to the Plan of Conversion, APIE will no longer be managed by an attorney-in-fact; and

WHEREAS, APIE, APSG and APSG ACQCO, Inc. are parties to that certain Merger Agreement and Plan of Merger, dated June 1, 2006, as amended, pursuant to which, upon the effective time of the conversion, APSG ACQCO, Inc. shall merge with and into APIC, with APIC as the surviving entity, and thereafter APIC shall be a wholly-owned subsidiary of APSG; and

WHEREAS, APIE and APS FMI wish to revoke the attorney-in-fact powers delegated to APS FMI upon the effective time of the conversion of APIE;

NOW, THEREFORE, it is agreed by and between the parties:

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Upon the effective time of the conversion of APIE from a Texas reciprocal insurance exchange into APIC, a Texas stock insurance company, all authority of APS FMI under and pursuant to such Attorney-in-Fact Agreement shall be revoked without further action by APIE or APS FMI.

[signature page to follow]

Signature Page for Revocation of Authority of Attorney-In-Fact

Executed this 22nd day of March, 2007.

APS Facilities Management, Inc.

By:	/s/ W.H. Hayes
Name:	W.H. Hayes
Title:	Secretary

American Physicians Insurance Exchange

By:	/s/ Norris C. Knight, Jr.
Name:	Norris C. Knight, Jr.
Title:	Chairman

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